Exhibit 10.52

INSTRUMENT OF TRANSFER

NAME OF COMPANY:	Pypo Digital Company Limited
(incorporated in the Cayman Islands with limited liability)

I, the Transferor,	GM Investment Company Limited
of:	48th Floor, Bank of China Tower,
1 Garden Road, Central, Hong Kong.

in consideration of:	US$0.05

do hereby transfer to Transferee:	China Bright Group Co. Limited
Occupation/Description:	Corporation
of:	48th Floor, Bank of China Tower,
1 Garden Road, Central, Hong Kong.

(the “Transferee”) do hereby transfer to the Transferee the 500 Shares of par value of US$0.0001 each, standing in my/our name in the Register of the above company to hold unto the Transferee, his executors, administrators or assigns, subject to the several conditions upon which I/we hold the same at the time of execution hereof.

I/We, the Transferee, do hereby agree to take the said Share(s) subject to the same conditions.

Dated: 12 October 2007

witness to signature of Transferor
Name:	KONG KAM YU
Address:	48/F Bank of China Tower
1 Garden Road,
Central, Hong Kong

/s/ Kong Kam Yu		/s/ KAM Yuen
Signature of Witness		signature of Transferor for and on behalf of GM Investment Company Limited witness to signature of Transferee
Name:	KONG KAM YU
Address:	48/F Bank of China Tower
1 Garden Road,
Central, Hong Kong

/s/ Kong Kam Yu		/s/ KAM Yuen
Signature of Witness		signature of Transferor for and on behalf of China Bright Group Co. Limited